UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2008

CMR Mortgage Fund II, LLC

(Exact name of registrant as specified in its charter)

California	000-52903	20-0671528
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

62 First Street, 4th Floor San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 974-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On August 22, 2008, CMR Mortgage Fund II, LLC distributed its newsletter for the month of August 2008 to its members.  A copy of the newsletter is attached hereto as Exhibit 99.1 and is by this reference incorporated herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                Exhibits

99.1                          CMR Mortgage Fund II, LLC Newsletter for the month of August 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMR Mortgage Fund II, LLC

	By:	California Mortgage and Realty, Inc., its
Manager

Date: August 22, 2008	By:	/s/ David Choo
Name:David Choo
Title:President

EXHIBIT INDEX

No.	Description

99.1	CMR Mortgage Fund II, LLC Newsletter for the month of August 2008.